Exhibit 99.1

Rithm Capital to Acquire Crestline

Strategic Acquisition of $17 Billion Private Credit and Alternative Investment Solutions Manager Significantly Strengthens Rithm’s Asset Management Platform

Adds Insurance and Reinsurance Capabilities to Rithm’s Expanding Platform

NEW YORK – September 04, 2025 – Rithm Capital Corp. (“Rithm”), a global alternative asset manager, today announced that it has entered into a definitive agreement to acquire Crestline Management, L.P. (“Crestline”), an alternative investment manager with approximately $17 billion in assets under management.

This acquisition underscores Rithm’s long term strategy to build a global, diversified asset management platform focused on delivering alpha for investors and value for shareholders. It meaningfully expands Rithm’s capabilities across direct lending, fund liquidity solutions, insurance and reinsurance – adding to its existing strengths in asset-based finance, real estate, structured and corporate credit, and energy and infrastructure.

Rithm’s combined platform, including Crestline and Sculptor, will be comprised of $98 billion in investable assets, consisting of $45 billion of assets on balance sheet and approximately $53 billion in assets under management, and will offer institutional investors a broad suite of innovative strategies across asset classes and return profiles—powered by over 200 seasoned investment professionals.

Founded in 1997, Crestline is a fully integrated platform offering private credit and alternative investment strategies across direct lending, opportunistic credit, and fund liquidity solutions. It also manages investment strategies on behalf of its wholly owned insurance company and affiliated reinsurer. Crestline strategies are delivered through commingled funds, managed accounts and a BDC. Since 2018, the firm has tripled its AUM.

Upon closing of the transaction, Crestline’s investment team, committees, and strategies will remain unchanged, and the firm will maintain its existing offices in Fort Worth, New York, Toronto, Tokyo and London.

“This transaction demonstrates the power of our differentiated asset management platform and our commitment to diversifying our investment strategies,” said Michael Nierenberg, Chief Executive Officer of Rithm. “Crestline adds meaningful new credit and alternative investment capabilities, establishes our entrance into insurance and reinsurance, and creates additional value-creating opportunities for our investors and shareholders. We are excited to leverage our expanded product suite and like-minded cultures focused on entrepreneurship, innovation, and investment excellence as we seek to capitalize on the substantial opportunities ahead.”

“We are excited to be joining Rithm, an industry-leading alternative asset manager with deep expertise in asset-based strategies and a shared focus on building innovative solutions that deliver alpha to investors,” said Doug Bratton, Founding Partner and Chief Executive Officer of Crestline. “As we considered a variety of strategic opportunities, it was important for us to find a partner with the platform, resources, and entrepreneurial spirit to accelerate our next phase of growth. We believe this transaction achieves all of those objectives and positions our platform for long-term growth.”

Managing Partner and Chief Investment Officer of Crestline, Keith Williams also adds: “By joining forces with Rithm, we’re strengthening our ability to deliver differentiated alpha and deepening our commitment to serving clients with agility and excellence through market cycles.”

The transaction is expected to close in the fourth quarter 2025, subject to customary regulatory approvals and closing conditions.

Advisors
J.P. Morgan Securities LLC acted as the exclusive financial advisor to Rithm and Skadden, Arps, Slate, Meagher & Flom LLP served as legal counsel to Rithm. Piper Sandler & Co. acted as the exclusive financial advisor and Jackson Walker LLP acted as lead legal counsel to Crestline with specialist counsel at Akin, Vinson & Elkins, and Paul Hastings LLP.

About Rithm Capital
Rithm Capital Corp. is a global alternative asset manager with significant experience managing credit and real estate assets. The firm combines deep institutional expertise with an entrepreneurial culture that drives innovation and disciplined growth across multiple market segments. Rithm’s integrated investment platform spans across asset-based finance, lending across residential and commercial real estate, mortgage servicing rights (MSRs) and structured credit. Through subsidiaries such as Newrez, Genesis Capital, and Sculptor Capital Management, Rithm has established a unique owner-operator model, capable of sourcing, financing, and actively managing debt and equity investments, to drive value for shareholders and investors.

About Crestline Investors
Crestline Investors, Inc., is an alternative investment management firm founded in 1997 and based in Fort Worth, Texas, with affiliate offices in London, New York, Toronto, and Tokyo. The firm has approximately $17 billion in assets under management, and is specialized in private credit strategies, offering a diverse range of investment solutions across its direct lending, opportunistic, and portfolio finance platforms. For more information, visit www.crestlineinvestors.com.

Contacts
Rithm Capital
Media:
Jonathan Gasthalter/Sam Cohen
Gasthalter & Co.
212-257-4170
rithm@gasthalter.com

Investors:
Investor Relations
(212) 850-7770
ir@rithmcap.com

Crestline:
Media Contact
Ben Howard
Bhoward@prosek.com

Cautionary Note Regarding Forward-Looking Statements
Certain information in this press release may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of trends and uncertainties, many of which are beyond Rithm Capital’s control, which could cause actual results to differ materially from those described in the forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. These risks and factors include, but are not limited to, the risks relating to the transaction, including in respect of the satisfaction of closing conditions and the timing thereof; unanticipated difficulties financing the transaction; unexpected challenges related to the integration of Crestline’s businesses and operations; changes in general economic and/or industry specific conditions; difficulties in obtaining governmental and other third party consents in connection with the transaction; unanticipated expenditures relating to or liabilities arising from the transaction or the acquired businesses; uncertainties as to the timing of the transaction; litigation or regulatory issues relating to the transaction or the acquired business; the impact of the transaction on relationships with, and potential difficulties retaining, employees, customers and other third parties; and the inability to obtain, or delays in obtaining, expected benefits from the transaction.

For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Cautionary Statements Regarding Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Rithm Capital’s most recent annual and quarterly reports and other filings filed with the U.S. Securities and Exchange Commission, which are available on Rithm Capital’s website (www.rithmcap.com). New risks and uncertainties emerge from time to time, and it is not possible for Rithm Capital to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this press release, and Rithm Capital expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Rithm Capital’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.